*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

Exhibit 10.1

AMENDMENT TO THE MINIMUM PREMIUM
FINANCIAL AGREEMENT,
AS AMENDED EFFECTIVE JANUARY 1, 2009,
BY AND BETWEEN
INSPERITY HOLDINGS, INC. (fka ADMINISTAFF OF TEXAS, INC.)
AND
UNITED HEALTHCARE INSURANCE COMPANY

THIS AMENDMENT TO THE MINIMUM PREMIUM FINANCIAL AGREEMENT, as amended effective January 1, 2009, (the “MP Financial Agreement”) is entered into as of January 1, 2011, by and between Insperity Holdings, Inc. (fka Administaff of Texas, Inc.), a Texas corporation, and United Healthcare Insurance Company, a Connecticut corporation (this “Amendment”).

RECITALS

WHEREAS, on or about June 25, 2002, the Employer and the Company executed the Minimum Premium Financial Agreement effective January 1, 2002 (“Original Agreement”), and on or about December 3, 2004, the Employer and the Company executed an amendment to the Original Agreement; and

WHEREAS, effective January 1, 2005, the Employer and the Company executed the MP Financial Agreement to amend and restate the Original Agreement (terms capitalized in this Amendment not for grammatical reasons and not otherwise defined in this Amendment shall have the meanings ascribed to them in the MP Financial Agreement); and

WHEREAS, effective January 1, 2008, the Employer and the Company amended the MP Financial Agreement; and

WHEREAS, effective January 1, 2009, the Employer and the Company amended the MP Financial Agreement; and

WHEREAS, the Employer and the Company now wish to further amend the MP Financial Agreement pursuant to the terms of this Amendment effective January 1, 2011, unless otherwise stated herein.

NOW, THEREFORE, in consideration of the following mutual covenants and promises, the parties agree as follows:

ARTICLE I

Section 1.1       The Non-MP Policies.  The following revisions to the MP Financial Agreement are effective January 1, 2011:

Section 1(p) is amended and restated in its entirety to read as follows:  "Non-MP Policy" means a policy or group contract issued by the Company (or another member of the Company’s controlled group) *** to the *** providing medical benefits under a *** which is not covered by the Minimum Premium Arrangement.  "Non-MP Policies" refer collectively to two or more such policies, group contracts or both.

Section 3(c) of the MP Financial Agreement is revised to remove the phrase “or Non-MP Policy.”

Section 4(b)(v) of the MP Financial Agreement is revised to remove the phrase “or under any Non-MP Policy.”

Section 4(c) of the MP Financial Agreement is revised to remove the phrases “and Non-MP Policy” and “and Non-MP Policies.”

Section 5(b)(iii) of the MP Financial Agreement is revised to remove the phrase “or (iv) the monthly premium rate under a Non-MP Policy,”  and both instances of the phrase “and Non-MP Policies.”

Section 7 of the MP Financial Agreement is revised to remove the phrases “the Non-MP Policies.” In addition, the following sentence shall be added at the end of the section, “*** shall collect and remit premiums due with respect to Non-MP Policies on *** of ***.”

Section 10(d) of the MP Financial Agreement is revised to remove both instances of the phrase “or Non-MP Policies.”

Section 1 of Exhibit A of the MP Financial Agreement is amended and restated as follows:

The Policies.  The Employer has entered into a Minimum Premium Arrangement covering certain of the Company’s insurance policies or HMOs.  The Arrangement covers those policies identified in section 1(s) of the Agreement.  The Company has also issued Non-MP Policies (identified in section 1(p)) to *** which policies are not subject to the Minimum Premium Arrangement.

Section 2 of Exhibit A of the MP Financial Agreement is revised to remove the phrase “and Non-MP Policy” and both instances of the phrase “and the Non-MP Policies.”

Section 3 of Exhibit A of the MP Financial Agreement is reviewed to remove the phrase “Reviews of Experience under Policies and Non-MP Policies” and replace it with “Review of Experience under Policies.”

Section 3(a) of Exhibit A of the MP Financial Agreement is revised to remove both instances of the phrase “and the Non-MP Policies.”

Section 3(b) of Exhibit A of the MP Financial Agreement is revised to remove the phrase “and Non-MP Policies” and “and the Non-MP Policies.”

Section 3(c) of Exhibit A of the MP Financial Agreement is revised to remove the phrase “and Non-MP Policies.”

Section 4(b) of Exhibit A of the MP Financial Agreement is revised to remove the phrase “or Non-MP Policy” and “and Non-MP Policies.”

Section 5(a)(ii) of Exhibit A of the MP Financial Agreement is revised to remove the phrase “and Non-MP Policies (except those issued to a Client as well as, or instead of, to the Employer).”

Section 6(d) of Exhibit A of the MP Financial Agreement is revised to remove the phrases “or the Non-MP Policies,” “or Non-MP Policy,” and “and Non-MP Policies.”

Section 8(b.1) of Exhibit A of the MP Financial Agreement is revised to remove the phrase “premiums under the Non-MP Policies.”

Section 8(h) of Exhibit A of the MP Financial Agreement is revised to remove the phrase “and the Non-MP Policies set forth in Exhibit D.”

Section 8(i) of Exhibit A of the MP Financial Agreement is revised to remove the phrases “and incurred health benefits that are paid after termination of the Non-MP Policies,” “and Non-MP Policies,” “or Non-MP Policy health benefits,” and “and paid health benefits under the Non-MP Policies.”

Section 8(j) of Exhibit A of the MP Financial Agreement is revised to remove the phrases “and paid health benefits under the Non-MP Policies,” “and health benefits paid under the Non-MP Policies,” and “and Non-MP Policies.”

Section 8(k) of Exhibit A of the MP Financial Agreement is revised to remove the phrase “or Non-MP Policy.”

Section 8(l) of Exhibit A of the MP Financial Agreement is revised to remove the phrase “the monthly premiums paid under the Non-MP Policies, (iii).”

 Section 8(n) of Exhibit A of the MP Financial Agreement is revised to remove the phrase “and the Non-MP Policies.”

Section 1 of Exhibit A, Appendix II, of the MP Financial Agreement is revised to remove the phrase “and Non-MP Policies” and the phrase “and the Non-MP Policies.”

The content of Exhibit B of the MP Financial Agreement is removed in its entirety from the MP Financial Agreement and replaced with “This Exhibit is left intentionally blank.”

Section V of Exhibit D of the MP Financial Agreement is revised to remove the phrase “or Non-MP Policy.”

Section 1.2.      Notices.  Section 8 is hereby amended and restated as follows:

8.	Notices

(a)
Any notice required to be given under the Agreement shall be given in writing by sending or delivering such notice to the receiving party (i) by prepaid registered or certified first class U.S. mail, return receipt requested, (ii) by overnight express courier with recipient's signature required, (iii) by hand delivery with recipient's signature required, (iv) by facsimile, provided that the other party has specifically requested that a specifically designated notice be made by facsimile, or (v) by any other method by which the date of receipt by the party entitled to such notice may be determined. Notice shall be effective when sent.

(b)	Notices to a party shall be sent or delivered:

To the Company at:

United Healthcare
3100 SW 145th Avenue
Miramar, FL  33027
Fax:  (954) 378-0771
Attention:  National Vice President, PEO & Trust Division

With a Copy to:

United Healthcare
Legal Department
5901 Lincoln Drive
Edina, MN  55436
Fax:  (952) 992-5180
Attention:  General Counsel

And:

United Healthcare
5901 Lincoln Drive
Edina, MN  55436
Fax:  (952) 992-7155
Attention:  Regional Vice President, Underwriting

And to the Employer at:

Insperity Holdings, Inc.
19001 Crescent Springs Drive
Kingwood, Texas 77339-3802
Fax: (281) 348-3718
Attention:  President

With a Copy to:

Insperity Holdings, Inc.
19001 Crescent Springs Drive
Kingwood, Texas 77339-3802
Fax: (281) 348-2859
Attention: General Counsel

Section 1.3.      Entire Agreement, Amendment and Waiver.  Section 10(f) of the MP Financial Agreement is hereby amended and restated in its entirety to read, effective January 1, 2011:

Absent extraordinary and unforeseen circumstances, neither party shall seek, with respect to the 2011, 2012 and 2013 Arrangement Years, an amendment or modification to the Agreement, the MP Administrative Services Agreement relating to (i) the *** and the ***  (subject to modification consistent with a change in actual premium tax expense and ***), (ii) the *** or *** calculation, (iii) the management of the *** as described in section ***  of Exhibit A of the Agreement (including but not limited to the amount of any ***) or (iv) any other material *** of such then current agreements between the Company and Employer; and provided, further, that the Company’s rights under section *** of the Agreement shall be *** with respect to changes for the 2011, 2012 and 2013 Arrangement Years (except with regard to a modification consistent with a change in actual premium tax expense).

Section 1.4.     Policies, Rates and Factors.  Exhibit D to the MP Financial Agreement is hereby amended and restated in its entirety to read, effective January 1, 2011:

Exhibit D – Policies, Rates and Factors

I.	The definition of “Policy” for purposes of Section 1(s) of the Agreement shall be as follows:

•	Effective January 1, 2011: No. *** (Medical ***) (“Policy”)

II.	Effective January 1, 2011, the “Maximum Monthly Employer Benefit Obligation” (“MMEBO”) is the percentage of the Quoted Premium for each Policy as set forth at the table in Exhibit D(V).

III.	Effective January 1, 2011, the “MP Premium” is the percentage of Quoted Premium for each Policy as set forth at the table in Exhibit D(V).

IV.	Effective January 1, 2011, the “Expense Percentage” is the percentage of Quoted Premium for each Policy as set forth at the table in Exhibit D(V).

V.	Table

***	***	***	***	***	***	***	***

Expense (%)	***	***	***	***	***	***	***

MP Premium	***	***	***	***	***	***	***

MMEBO	***	***	***	***	***	***	***

•	For purposes of the aforementioned table, *** shall be determined *** based upon the following parameters:

o
*** is defined to include *** for coverage in the Policy and *** for coverage under *** numbers, effective January 1, 2011, *** which *** are amended from time to time in the normal course of business, including all *** and/or *** COBRA or state continuation coverage.

o
*** shall be measured each January 1st, April 1st, July 1st and October 1st, based upon the *** in effect on the 15th day of the preceding month.  The *** as of the 15th of month preceding each of January 1st, April 1st, July 1st and October 1st, shall be the *** that is used to determine the expense percentage, MP Premium and MMEBO for the quarter beginning that immediately following January 1st, April 1st, July 1st, and October 1st.  For example, to determine the expense percentage, MP Premium and MMEBO for the quarter beginning January 1, 2012 and ending March 31, 2012, the *** as of December 15, 2011 shall be used to determine the ***.

VI.
The percentages contained in this Exhibit D assume an estimated premium tax expense  and assessments of ***.  In order to maintain the profit/risk charge and administrative fees as described in the table at Exhibit D(V) if the actual incurred premium tax expense and assessments total more or less than ***, such percentages may require future modification consistent with the changes to the actual incurred premium tax expense.

Section 1.5	Name Change. Effective March 3, 2011, the MP Financial Agreement is revised to remove all references to the name “Administaff of Texas, Inc.” and replace it with “Insperity Holdings, Inc.”

ARTICLE II
COOPERATION

Section 2.1       Cooperation.  The Parties agree to execute such further documents and to take such further actions as may be necessary to implement and carry out the terms and conditions of this Amendment.

ARTICLE III
EFFECTIVE DATE OF AMENDMENT

Section 3.1       Effective Date.  This Amendment shall be effective as of January 1, 2011, unless otherwise stated herein.

[The balance of this page intentionally is left blank.  The signature page follows.]

IN WITNESS WHEREOF, the parties have caused this Amendment to the MP Financial Agreement to be executed as of the date set forth in the preamble.

INSPERITY HOLDINGS, INC.		UNITED HEALTHCARE INSURANCE COMPANY

By:	/s/ Richard G. Rawson	By:	/s/ Thomas Choate
Authorized Signature		Authorized Signature

Name	Richard G. Rawson	Name	Thomas Choate

Title	President	Title	Chief Growth Officer

Date	10/26/2012	Date	2/25/13